Exhibit 10.87

SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE

THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Second Amendment”) is made as of August 2, 2022, by and between AIM IMMUNOTECH INC., a Delaware corporation (“Seller”), and ACELLORIES, INC., a New York corporation (“Buyer”).

WHEREAS, Seller and Buyer have executed that certain Agreement of Sale and Purchase dated March 3, 2022, as amended by a First Amendment to Agreement of Sale and Purchase dated June 27, 2022 (collectively, the “Purchase Agreement”) for the purchase of certain Property, as defined in the Purchase Agreement, situate in the City of Brunswick, Middlesex County, New Jersey and commonly known as 783 Jersey Avenue; and

WHEREAS, Seller and Buyer now desire to make certain amendments to the Purchase Agreement, upon and subject to the terms and conditions of this Second Amendment.

NOW THEREFORE, the parties hereto, in consideration of the mutual promises hereinafter set forth, and intending to be legally bound, hereby agree as follows:

1. The Closing Date is hereby extended to August 31, 2022, subject to Seller’s right to further extend the Closing date as set forth in Section 4(b) of the Purchase Agreement.

2. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. This Second Amendment may be signed in counterpart(s). For purposes of this Second Amendment, facsimile or electronic signatures shall constitute original signatures. The transmission of a signed counterpart of this Second Amendment by electronic signature, facsimile or by portable document file shall have the same force and effect as delivery of an original signed counterpart of this Second Amendment, and shall constitute valid and effective delivery for all purposes. Except as expressly modified hereby, and in all respects, the remainder of the Purchase Agreement is hereby ratified and shall continue in full force and effect without modification. Nothing in this Second Amendment shall be construed as, or otherwise effect, a waiver of any right, remedy, power or privilege of Seller or Buyer under the Purchase Agreement, all of which are expressly reserved.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

Seller:

AIM IMMUNOTECH INC.

By:	/s/Peter W. Rodino
Name:	Peter W. Rodino
Title:	C.O.O.

Buyer:

ACELLORIES, INC.

By:	/s/Albert Lalou
Name:	Albert Lalou
Title:	V.P.

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